                            REGISTRATION RIGHTS AGREEMENT



    The parties to this Registration Rights Agreement (the "Agreement"), effective as of December 31, 1996, are Faroudja, Inc., a Delaware corporation ("FI") and Adelson Investors, LLC.

    WHEREAS, certain investors ("Investors") entered into that certain Subscription Agreement ("Subscription Agreement") with Faroudja Images, Inc., a Delaware corporation ("FII") wherein those Investors purchased FII Common Stock and were granted, among other things, registration rights in the event that FII, including all successors and assigns of FII by way of merger or otherwise, completes an initial public offering of its stock prior to March 8, 1999;

    WHEREAS, concurrent with the merger of Faroudja Research Enterprises, Inc., a California corporation ("FRE") with and into Faroudja Laboratories, Inc., a California corporation ("FLI"), and the merger of Faroudja Acquisition, Inc., a California corporation and indirect wholly-owned subsidiary of FLI, with and into FLI (collectively, the "Mergers"), with FLI surviving the Mergers as a wholly-owned subsidiary of FI, Faroudja Images, Inc., a Delaware corporation ("FII") liquidated effective December 31, 1996 and the assets of FII, including options to purchase certain shares of FLI and FRE held by Y&I, were distributed to Roger K. Baumberger as the Liquidating trustee for FII (the "Liquidating Trustee") to be distributed at a later date to the FII shareholders;

    WHEREAS, Yves Faroudja and Isabell Faroudja (collectively, "Y&I"), FI, FII, Adelson Investors, LLC, Images Partners, LP and the Liquidating Trustee (Adelson Investors, LLC, Images Partners, LP and the Liquidating Trustee are collectively, known herein as the "FI Shareholders") entered into that certain Amended and Restated Option to Purchase Shares of Common Stock of Faroudja, Inc. as of December 31, 1996, restating certain rights of FII and Y&I, and confirming the transfer of assets by FII to the Liquidating Trustee, which assets will be distributed at a later date to the FII shareholders;

    WHEREAS Y&I, FI and the FI Shareholders entered into that certain Registration and Shareholders Right Agreement of even date, restating certain registration rights of Y&I that were originally set forth in that certain Shareholders Agreement entered into on March 8, 1996, by and between FII, FLI, FRE and Y&I, which agreement was terminated pursuant to that certain Mutual Termination of Shareholders Agreement, dated December 30, 1996, by and between FII, FLI, FRE and Y&I; and

    WHEREAS, the parties desire to enter into this Agreement to restate and amend certain registration and other rights granted to Adelson Investors, LLC, as successor to the Investors, which rights were originally set forth in the Subscription Agreement;

    NOW, THEREFORE, IT IS HEREBY AGREED AS FOLLOWS:

    1.   REGISTRATION RIGHTS.

         1.1 DEFINITIONS. As used in this Section 1, the following terms shall have the following meanings:

              (a) "register", "registered" and "registrations refer to a registration effected by preparing and filing a registration statement or statements or similar documents in compliance with the Securities Act and the declaration or ordering of effectiveness of such registration statement or document by the SEC;

              (b) "Registrable Securities" means (i) the common stock held by Adelson Investors, LLC, and (ii) any common stock of FI issued as a dividend or other distribution with respect to, or in exchange for or in replacement of such common stock, excluding in all cases, however, any Registrable Securities sold by Adelson Investors, LLC in a transaction in which its registration rights under this Agreement are not assigned;

              (c)  "SEC" shall mean the Securities and Exchange Commission; and

              (d) "Securities Act" shall mean the Securities Act of 1933, as amended, or any similar federal statute and the rules and regulations of the SEC thereunder, all as the same shall be in effect at the time.

         1.2  REGISTRATION.

              (a) FI shall use all reasonable efforts to effect an initial registered public offering of its stock pursuant to a registration statement filed with the SEC under the Securities Act ("IPO"), and the parties shall cooperate in structuring any such public offering.

              (b) In the event that FI (which, for all purposes of this section 1 (including, without limitation, section 1.2(c)), includes all successors and assigns of FI by way of merger or otherwise) completes an IPO prior to March 8, 1999, FI shall prepare and file, not later than 180 days after the closing date of the IPO, a registration statement under the Securities Act to permit resales of the Registrable Securities; provided, however that Adelson Investors, LLC may inform the Company in writing that it wishes to exclude all or a portion of its Registrable Securities from such registration. If Adelson Investors, LLC elects to exclude its Registrable Securities from such registration it will have no further rights to have such Registrable Securities registered by the Company.

              (c) If FI does not complete an IPO prior to March 8, 1999, FI shall prepare and file, upon the request of the holders of a majority of the common stock of FI, a registration statement under the Securities Act to permit resales of all the shares of common stock of FI; PROVIDED, HOWEVER, that Adelson Investors, LLC may inform FI in writing that it wishes to exclude all or a portion of its Registrable Securities from such registration.

              (d) FI is obligated to effect only one registration pursuant to this Agreement.

              (e) In connection with an IPO, Adelson Investors, LLC agrees that, without the prior written consent of FI, Adelson Investors, LLC shall not offer, sell, contract to sell or otherwise dispose of any Registrable Securities for and during the period beginning on the date that an underwriting agreement is executed with respect to such offering and continuing to and including 180 days after the date of the prospectus included in the registration statement under the Securities Act for such offering.

         1.3 OBLIGATIONS OF FI. When required under this Agreement to effect the registration of the Registrable Securities, FI shall, as expeditiously as reasonably possible:

              (a) prepare and file with the SEC a registration statement or similar documents (the "Registration Statement') with respect to all Registrable Securities, other than any Registrable Securities excluded pursuant to section 1.2(b), and use its best efforts to keep the Registration Statement effective at all times until March 8, 1999, which Registration Statement (including any amendments or supplements thereto and prospectuses contained therein) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading;

              (b) prepare and file with the SEC such amendments (including post effective amendments) and supplements to the Registration Statement and the prospectus used in connection with the Registration Statement as may be necessary to keep the Registration Statement effective at all times until March 8, 1999, and to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by the Registration Statement;

              (c) furnish promptly to Adelson Investors, LLC such numbers of copies of a prospectus, including a preliminary prospectus, and all amendments and supplements thereto, in conformity with the requirements of the Securities Act, and such other documents as Adelson Investors, LLC may reasonably request in writing in order to facilitate the disposition of the Registrable Securities;

              (d) use its best efforts to register and qualify the securities covered by the Registration Statement under such securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by Adelson Investors, LLC, and to prepare and file in those jurisdictions such amendments (including post-effective amendments) and supplements and to take such other actions as may be necessary to maintain such registration and qualification in effect at all times until March 8, 1999, and to take all other actions necessary or advisable to enable the disposition of such securities in such jurisdictions, provided that FI shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions or to provide any undertaking or make any change in its charter or bylaws that its Board of Directors determines to be contrary to the best interests of FI and its stockholders;

              (e) enter into and perform its obligations under an underwriting agreement, in usual and customary form, including, without limitation, customary indemnification and contribution obligations, with the managing underwriter of such offering. Adelson Investors, LLC hereby agrees to enter into and perform its customary obligations under any such agreement, including, without limitation, customary indemnification and contribution obligations;

              (f) notify Adelson Investors, LLC at any time when a prospectus relating to Registrable Securities covered by the Registration Statement is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in the Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing. FI shall promptly amend or supplement the Registration Statement to correct any such untrue statement or omission;

              (g) notify Adelson Investors, LLC of the issuance by the SEC of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose. FI shall make every reasonable effort to prevent the issuance of any stop order and, if any stop order is issued, to obtain the lifting thereof at the earliest possible time;

              (h) permit a single firm of counsel designated as selling stockholders' counsel by the holders of a majority in interest of the Registrable Securities and other FI shares included in such registration to review the Registration Statement and all amendments and supplements thereto a reasonable period of time prior to their filing, and shall not file any document in a form to which such counsel reasonably objects;

              (i) at the request of Adelson Investors, LLC, furnish on the date that Registrable Securities are delivered to the underwriters for sale in connection with a registration pursuant to this Agreement (i) an opinion, dated such date, of the counsel representing FI for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering, addressed to the underwriters and (ii) a letter, dated such date, from the independent certified public accountants of FI, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the underwriters;

              (j) make available for inspection by Adelson Investors, LLC, any underwriters participating in the offering pursuant to the registration and the counsel, accountants or other agents retained by Adelson Investors, LLC or any such underwriter, all pertinent financial and other records, corporate documents and properties of FI and cause FI's officers, directors and employees to supply all information reasonably requested by Adelson Investors, LLC or any such underwriters in connection with the registration;

              (k) if the common stock is then listed on a national securities exchange, use its best efforts to cause the Registrable Securities to be listed on such exchange. If the common stock is not then listed on a national securities exchange, use its best efforts to facilitate the reporting of the Registrable Securities on NASDAQ;

              (l) provide a transfer agent and registrar, which may be a single entity, for the Registrable Securities not later than the effective date of the Registration Statement;

              (m) take all actions reasonably necessary to facilitate the timely preparation and delivery of certificates (not bearing any legend restricting the sale or transfer of such securities) representing the Registrable Securities to be sold pursuant to the Registration Statement and to enable such certificates to be in such denominations and registered in such names as Adelson Investors, LLC or any underwriters may reasonably request; and

              (n) take all other reasonable actions necessary to expedite and facilitate the registration of the Registrable Securities pursuant to the Registration Statement.

         1.4 FURNISH INFORMATION. It shall be a condition precedent to the obligations of FI to take any action pursuant to this Section 1 with respect to Adelson Investors, LLC that Adelson Investors, LLC shall furnish to FI such information regarding itself, the Registrable Securities held by it, and the intended method of disposition of such securities as shall be reasonably required to effect the registration of the Registrable Securities and shall execute such documents in connection with such registration as FI may reasonably request.

         1.5 EXPENSES OF REGISTRATION. All expenses other than underwriting discounts and commissions incurred in connection with registration filings or qualifications pursuant to this Section 1, including, without limitation, all registration, listing, filing and qualification fees, printers and accounting fees, the fees and disbursements of counsel for FI and the reasonable fees and disbursements of the firm of counsel designated in accordance with
Section 1.3(h) shall be borne by FI.

         1.6 INDEMNIFICATION. In the event any Registrable Securities are included in a Registration Statement under this Agreement:

              (a) To the extent permitted by law, FI shall indemnify and hold harmless Adelson Investors, LLC, the directors, if any, of Adelson Investors, LLC, the officers, if any, of Adelson Investors, LLC who sign the Registration Statement, each person, if any, who controls Adelson Investors, LLC, any underwriter (as defined in the Securities Act) for Adelson Investors, LLC and each person, if any, who controls any such underwriter within the meaning of the Securities Act or the Securities Exchange Act of 1934 (the "1934 Act"), against any losses, claims, damages, expenses or liabilities (joint or several) to which any of them may become subject under the Securities Act, the 1934 Act or otherwise, insofar as such losses, claims, damages, expenses or liabilities (or actions or proceedings, whether commenced or threatened, in respect thereof arise out of or are based upon any of the following statements, omissions or violations (collectively, a "Violation"): (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading or (iii) any violation or alleged violation by FI of the Securities Act, the 1934 Act, any state securities law or any rule or regulation promulgated under the Securities Act, the 1934 Act or any state securities law, and FI shall reimburse Adelson Investors, LLC and each such underwriter or controlling person, promptly as such expenses are incurred, for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability, action or proceeding; PROVIDED, HOWEVER, that the indemnity agreement contained in this Section 1.6(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action, if such settlement is effected without the consent of FI, which consent shall not be unreasonably withheld, conditioned or delayed, nor shall FI be liable in any such case for any such loss, claim, damage, liability or action to the extent that it arises out of or is based upon a Violation that occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by Adelson Investors, LLC, directors and officers of Adelson Investors, LLC or any such underwriter or controlling person, as the case may be. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of Adelson Investors, LLC or any such underwriter or controlling person or FI and shall survive the transfer of the Registrable Securities by Adelson Investors, LLC.

              (b) To the extent permitted by law, Adelson Investors, LLC shall indemnify and hold harmless FI, each of its directors, each of its officers who have signed the Registration Statement, each person, if any, who controls FI within the meaning of the Securities Act or the 1934 Act, any underwriter and any other stockholder selling securities pursuant to the Registration Statement or any of its directors or officers or any person who controls such holder or underwriter, against any losses, claims, damages or liabilities (jointly or severally) to which any of them may become subject under the Securities Act, the 1934 Act or other federal or state law, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by Adelson Investors, LLC expressly for use in connection with such registration; and Adelson Investors, LLC shall reimburse any legal or other expense reasonably incurred by any of them in connection with investigating or defending any such loss, claim, damage, liability or action; PROVIDED, HOWEVER, that the indemnity agreement contained in this Section 1.6(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action, if such settlement is effected without the consent of Adelson Investors, LLC, which consent shall not be unreasonably withheld, conditioned or delayed; and PROVIDED, FURTHER, that Adelson Investors, LLC shall be liable under this
Section 1.6(b) for only that amount of losses, claims, damages and liabilities as does not exceed the proceeds to Adelson Investors, LLC as a result of the sale of Registrable Securities pursuant to such registration.

              (c)  Promptly after receipt by an indemnified party under this
Section 1.6 of notice of the commencement of any action (including any governmental action), such indemnified party shall, if a claim in respect thereof is to be made against any indemnifying party under this Section 1.6, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent that the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume control of the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party shall have the right to retain its own counsel, with the fees and expenses to be paid by the indemnifying party, if, in the reasonable opinion of counsel for the indemnifying party, representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall relieve such indemnifying party of any liability to the indemnified party under this Section 1.6 only to the extent prejudicial to its ability to defend such action, but the omission so to deliver written notice to the indemnifying party shall not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 1.6. The indemnification required by this Section 1.6 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, promptly as such expense, loss, damage or liability is incurred, and upon receipt by the indemnifying party of such documentation as it may reasonably request.

              (d) To the extent any indemnification by an indemnifying party is prohibited or limited by law, the indemnifying party agrees to make the maximum contribution with respect to any amounts for which it would otherwise be liable under this Section 1.6 to the extent permitted by law, PROVIDED that (i) no contribution shall be made under circumstances where the maker would not have been liable for indemnification under the fault standards set forth in this
Section 1.6, (ii) no seller of Registrable Securities guilty of fraudulent misrepresentation (within the meaning of section 11(f) of the Securities Act) shall be entitled to contribution from any seller of Registrable Securities who was not guilty of such fraudulent misrepresentation and (iii) contribution by any seller of Registrable Securities shall be limited in amount to the net amount of proceeds received by such seller from the sale of such Registrable Securities.

         1.7 ASSIGNABILITY. This Agreement is not transferable or assignable by Adelson Investors, LLC; PROVIDED, THAT, the rights to have FI register Adelson Investors, LLC's Registrable Securities pursuant to section 1 of this Agreement may be assigned by Adelson Investors, LLC to transferees or assignees of such securities provided FI is, within a reasonable time after such transfer, furnished with written notice of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being assigned; PROVIDED, FURTHER, that such assignment shall be effective only if immediately following such transfer the further disposition of such securities by the transferee or assignee is restricted under the Securities Act and the transferee agrees that the further transfer or assignment of the securities shall be made only in accordance with all applicable laws.

    2. NOTICES. All notices and other communications under this Agreement shall be in writing and may be given by any of the following methods: (a) personal delivery, (b) facsimile transmission, (c) registered or certified mail, postage prepaid, return receipt requested or (d) overnight delivery service. Notices shall be sent to the appropriate party at its, his or her address or facsimile number given below (or at such other address or facsimile number for that party as shall be specified by notice given under this section 2):

              if to FI, to it at:

                   Faroudja, Inc.
                   750 Palomar Avenue
                   Sunnyvale, California 94086
                   Attention:  Michael Moone, President
                   Fax:  (408) 735-8571
              with a copy to:

                   Buchalter, Nemer, Fields & Younger
                   601 South Figueroa Street
                   Suite 2400
                   Los Angeles, California 90017-5704
                   Attention:  Mark A. Bonenfant, Esq.
                   Fax:  (213) 896-0400

              if to Adelson Investors, LLC, to it at:

                   the address of such party set forth on the signature page of this Agreement

         All such notices and communications shall be deemed received upon (a) actual receipt by the addressee, (b) actual delivery to the appropriate address or (c) in the case of a facsimile transmission, upon transmission by the sender and issuance by the transmitting machine of a confirmation slip confirming that the number of pages constituting the notice have been transmitted without error. In the case of notices sent by facsimile transmission, the sender shall contemporaneously mail a copy of the notice to the addressee at the address provided for above. However, such mailing shall in no way alter the time at which the facsimile notice is deemed received.

    3. GOVERNING LAW. This agreement shall be governed by and construed in accordance with the law of the State of California applicable to agreements made and to be performed wholly in California.

    4. SEPARABILITY. If any provision of this Agreement is invalid or unenforceable, the balance of this agreement shall remain in effect, and if any provision is inapplicable to any person or circumstance, it shall nevertheless remain applicable to all other persons and circumstances.

    5. COUNTERPARTS. This Agreement may be executed in counterparts, each of which shall be considered an original, but all of which together shall constitute the same instrument.

    IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first written above.

                             FAROUDJA, INC.,
                             a Delaware corporation


                             By:/s/ Michael Moone
                                ----------------------------------------------
                                  Michael Moone,
                                  President



                             ADELSON INVESTORS, LLC


                             By:/s/ Paul Nadel
                                ----------------------------------------------


                             Address:  10900 Wilshire Blvd.
                                       Suite 750
                                       Los Angeles, CA  90024
                             Fax:      (310) 209-8160

                            REGISTRATION RIGHTS AGREEMENT



    The parties to this Registration Rights Agreement (the "Agreement"), effective as of December 31, 1996, are Faroudja, Inc., a Delaware corporation ("FI") and Images Partners, LP.

    WHEREAS, certain investors ("Investors") entered into that certain Subscription Agreement ("Subscription Agreement") with Faroudja Images, Inc., a Delaware corporation ("FII") wherein those Investors purchased FII Common Stock and were granted, among other things, registration rights in the event that FII, including all successors and assigns of FII by way of merger or otherwise, completes an initial public offering of its stock prior to March 8, 1999;

    WHEREAS, concurrent with the merger of Faroudja Research Enterprises, Inc., a California corporation ("FRE") with and into Faroudja Laboratories, Inc., a California corporation ("FLI"), and the merger of Faroudja Acquisition, Inc., a California corporation and indirect wholly-owned subsidiary of FLI, with and into FLI (collectively, the "Mergers"), with FLI surviving the Mergers as a wholly-owned subsidiary of FI, Faroudja Images, Inc., a Delaware corporation ("FII") liquidated effective December 31, 1996 and the assets of FII, including options to purchase certain shares of FLI and FRE held by Y&I, were distributed to the Roger K. Baumberger as the Liquidating Trustee for FII (the "Liquidating Trustee") to be distributed at a later date to the FII shareholders;

    WHEREAS, Yves Faroudja and Isabell Faroudja (collectively, "Y&I"), FI, FII, Adelson Investors, LLC, Images Partners, LP and the Liquidating Trustee (Adelson Investors, LLC, Images Partners, LP and the Liquidating Trustee are collectively known herein as the "FI Shareholders") entered into that certain Amended and Restated Option to Purchase Shares of Common Stock of Faroudja, Inc. as of December 31, 1996, restating certain rights of FII and Y&I, and confirming the transfer of assets by FII to the Liquidating Trustee, which assets will be distributed at a later date to the FII shareholders;

    WHEREAS Y&I, FI and the FI Shareholders entered into that certain Registration and Shareholders Right Agreement of even date, restating certain registration rights of Y&I that were originally set forth in that certain Shareholders Agreement entered into on March 8, 1996, by and between FII, FLI, FRE and Y&I, which agreement was terminated pursuant to that certain Mutual Termination of Shareholders Agreement, dated December 30, 1996, by and between FII, FLI, FRE and Y&I; and

    WHEREAS, the parties desire to enter into this Agreement to restate and amend certain registration and other rights granted to Images Partners, LP, as a successor to the Investors, which rights were originally set forth in the Subscription Agreement;

    NOW, THEREFORE, IT IS HEREBY AGREED AS FOLLOWS:

    1.   REGISTRATION RIGHTS.

         1.1 DEFINITIONS. As used in this Section 1, the following terms shall have the following meanings:

              (a) "register", "registered" and "registrations refer to a registration effected by preparing and filing a registration statement or statements or similar documents in compliance with the Securities Act and the declaration or ordering of effectiveness of such registration statement or document by the SEC;

              (b) "Registrable Securities" means (i) the common stock held by Images Partners, LP, and (ii) any common stock of FI issued as a dividend or other distribution with respect to, or in exchange for or in replacement of such common stock, excluding in all cases, however, any Registrable Securities sold by Images Partners, LP in a transaction in which its registration rights under this Agreement are not assigned;

              (c)  "SEC" shall mean the Securities and Exchange Commission; and

              (d) "Securities Act" shall mean the Securities Act of 1933, as amended, or any similar federal statute and the rules and regulations of the SEC thereunder, all as the same shall be in effect at the time.

         1.2  REGISTRATION.

              (a) FI shall use all reasonable efforts to effect an initial registered public offering of its stock pursuant to a registration statement filed with the SEC under the Securities Act ("IPO"), and the parties shall cooperate in structuring any such public offering.

              (b) In the event that FI (which, for all purposes of this section 1 (including, without limitation, section 1.2(c)), includes all successors and assigns of FI by way of merger or otherwise) completes an IPO prior to March 8, 1999, FI shall prepare and file, not later than 180 days after the closing date of the IPO, a registration statement under the Securities Act to permit resales of the Registrable Securities; provided, however that Images Partners, LP may inform the Company in writing that it wishes to exclude all or a portion of its Registrable Securities from such registration. If Images Partners, LP elects to exclude its Registrable Securities from such registration it will have no further rights to have such Registrable Securities registered by the Company.

              (c) If FI does not complete an IPO prior to March 8, 1999, FI shall prepare and file, upon the request of the holders of a majority of the common stock of FI, a registration statement under the Securities Act to permit resales of all the shares of common stock of FI; PROVIDED, HOWEVER, that Images Partners, LP may inform FI in writing that it wishes to exclude all or a portion of its Registrable Securities from such registration.

              (d) FI is obligated to effect only one registration pursuant to this Agreement.

              (e) In connection with an IPO, Images Partners, LP agrees that, without the prior written consent of FI, Images Partners, LP shall not offer, sell, contract to sell or otherwise dispose of any Registrable Securities for and during the period beginning on the date that an underwriting agreement is executed with respect to such offering and continuing to and including 180 days after the date of the prospectus included in the registration statement under the Securities Act for such offering.

         1.3 OBLIGATIONS OF FI. When required under this Agreement to effect the registration of the Registrable Securities, FI shall, as expeditiously as reasonably possible:

              (a) prepare and file with the SEC a registration statement or similar documents (the "Registration Statement') with respect to all Registrable Securities, other than any Registrable Securities excluded pursuant to section 1.2(b), and use its best efforts to keep the Registration Statement effective at all times until March 8, 1999, which Registration Statement (including any amendments or supplements thereto and prospectuses contained therein) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading;

              (b) prepare and file with the SEC such amendments (including post effective amendments) and supplements to the Registration Statement and the prospectus used in connection with the Registration Statement as may be necessary to keep the Registration Statement effective at all times until March 8, 1999, and to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by the Registration Statement;

              (c) furnish promptly to Images Partners, LP such numbers of copies of a prospectus, including a preliminary prospectus, and all amendments and supplements thereto, in conformity with the requirements of the Securities Act, and such other documents as Images Partners, LP may reasonably request in writing in order to facilitate the disposition of the Registrable Securities;

              (d) use its best efforts to register and qualify the securities covered by the Registration Statement under such securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by Images Partners, LP, and to prepare and file in those jurisdictions such amendments (including post-effective amendments) and supplements and to take such other actions as may be necessary to maintain such registration and qualification in effect at all times until March 8, 1999, and to take all other actions necessary or advisable to enable the disposition of such securities in such jurisdictions, provided that FI shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions or to provide any undertaking or make any change in its charter or bylaws that its Board of Directors determines to be contrary to the best interests of FI and its stockholders;

              (e) enter into and perform its obligations under an underwriting agreement, in usual and customary form, including, without limitation, customary indemnification and contribution obligations, with the managing underwriter of such offering. Images Partners, LP hereby agrees to enter into and perform its customary obligations under any such agreement, including, without limitation, customary indemnification and contribution obligations;

              (f) notify Images Partners, LP at any time when a prospectus relating to Registrable Securities covered by the Registration Statement is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in the Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing. FI shall promptly amend or supplement the Registration Statement to correct any such untrue statement or omission;

              (g) notify Images Partners, LP of the issuance by the SEC of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose. FI shall make every reasonable effort to prevent the issuance of any stop order and, if any stop order is issued, to obtain the lifting thereof at the earliest possible time;

              (h) permit a single firm of counsel designated as selling stockholders' counsel by the holders of a majority in interest of the Registrable Securities and other FI shares included in such registration to review the Registration Statement and all amendments and supplements thereto a reasonable period of time prior to their filing, and shall not file any document in a form to which such counsel reasonably objects;

              (i) at the request of Images Partners, LP, furnish on the date that Registrable Securities are delivered to the underwriters for sale in connection with a registration pursuant to this Agreement (i) an opinion, dated such date, of the counsel representing FI for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering, addressed to the underwriters and (ii) a letter, dated such date, from the independent certified public accountants of FI, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the underwriters;

              (j) make available for inspection by Images Partners, LP, any underwriters participating in the offering pursuant to the registration and the counsel, accountants or other agents retained by Images Partners, LP or any such underwriter, all pertinent financial and other records, corporate documents and properties of FI and cause FI's officers, directors and employees to supply all information reasonably requested by Images Partners, LP or any such underwriters in connection with the registration;

              (k) if the common stock is then listed on a national securities exchange, use its best efforts to cause the Registrable Securities to be listed on such exchange. If the common stock is not then listed on a national securities exchange, use its best efforts to facilitate the reporting of the Registrable Securities on NASDAQ;

              (l) provide a transfer agent and registrar, which may be a single entity, for the Registrable Securities not later than the effective date of the Registration Statement;

              (m) take all actions reasonably necessary to facilitate the timely preparation and delivery of certificates (not bearing any legend restricting the sale or transfer of such securities) representing the Registrable Securities to be sold pursuant to the Registration Statement and to enable such certificates to be in such denominations and registered in such names as Images Partners, LP or any underwriters may reasonably request; and

              (n) take all other reasonable actions necessary to expedite and facilitate the registration of the Registrable Securities pursuant to the Registration Statement.

         1.4 FURNISH INFORMATION. It shall be a condition precedent to the obligations of FI to take any action pursuant to this Section 1 with respect to Images Partners, LP that Images Partners, LP shall furnish to FI such information regarding itself, the Registrable Securities held by it, and the intended method of disposition of such securities as shall be reasonably required to effect the registration of the Registrable Securities and shall execute such documents in connection with such registration as FI may reasonably request.

         1.5 EXPENSES OF REGISTRATION. All expenses other than underwriting discounts and commissions incurred in connection with registration filings or qualifications pursuant to this Section 1, including, without limitation, all registration, listing, filing and qualification fees, printers and accounting fees, the fees and disbursements of counsel for FI and the reasonable fees and disbursements of the firm of counsel designated in accordance with
Section 1.3(h) shall be borne by FI.

         1.6 INDEMNIFICATION. In the event any Registrable Securities are included in a Registration Statement under this Agreement:

              (a) To the extent permitted by law, FI shall indemnify and hold harmless Images Partners, LP, the directors, if any, of Images Partners, LP, the officers, if any, of Images Partners, LP who sign the Registration Statement, each person, if any, who controls Images Partners, LP, any underwriter (as defined in the Securities Act) for Images Partners, LP and each person, if any, who controls any such underwriter within the meaning of the Securities Act or the Securities Exchange Act of 1934 (the "1934 Act"), against any losses, claims, damages, expenses or liabilities (joint or several) to which any of them may become subject under the Securities Act, the 1934 Act or otherwise, insofar as such losses, claims, damages, expenses or liabilities (or actions or proceedings, whether commenced or threatened, in respect thereof arise out of or are based upon any of the following statements, omissions or violations (collectively, a "Violation"): (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading or (iii) any violation or alleged violation by FI of the Securities Act, the 1934 Act, any state securities law or any rule or regulation promulgated under the Securities Act, the 1934 Act or any state securities law, and FI shall reimburse Images Partners, LP and each such underwriter or controlling person, promptly as such expenses are incurred, for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability, action or proceeding; PROVIDED, HOWEVER, that the indemnity agreement contained in this Section 1.6(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action, if such settlement is effected without the consent of FI, which consent shall not be unreasonably withheld, conditioned or delayed, nor shall FI be liable in any such case for any such loss, claim, damage, liability or action to the extent that it arises out of or is based upon a Violation that occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by Images Partners, LP, directors and officers of Images Partners, LP or any such underwriter or controlling person, as the case may be. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of Images Partners, LP or any such underwriter or controlling person or FI and shall survive the transfer of the Registrable Securities by Images Partners, LP.

              (b) To the extent permitted by law, Images Partners, LP shall indemnify and hold harmless FI, each of its directors, each of its officers who have signed the Registration Statement, each person, if any, who controls FI within the meaning of the Securities Act or the 1934 Act, any underwriter and any other stockholder selling securities pursuant to the Registration Statement or any of its directors or officers or any person who controls such holder or underwriter, against any losses, claims, damages or liabilities (jointly or severally) to which any of them may become subject under the Securities Act, the 1934 Act or other federal or state law, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by Images Partners, LP expressly for use in connection with such registration; and Images Partners, LP shall reimburse any legal or other expense reasonably incurred by any of them in connection with investigating or defending any such loss, claim, damage, liability or action; PROVIDED, HOWEVER, that the indemnity agreement contained in this Section 1.6(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action, if such settlement is effected without the consent of Images Partners, LP, which consent shall not be unreasonably withheld, conditioned or delayed; and PROVIDED, FURTHER, that Images Partners, LP shall be liable under this Section 1.6(b) for only that amount of losses, claims, damages and liabilities as does not exceed the proceeds to Images Partners, LP as a result of the sale of Registrable Securities pursuant to such registration.

              (c)  Promptly after receipt by an indemnified party under this
Section 1.6 of notice of the commencement of any action (including any governmental action), such indemnified party shall, if a claim in respect thereof is to be made against any indemnifying party under this Section 1.6, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent that the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume control of the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party shall have the right to retain its own counsel, with the fees and expenses to be paid by the indemnifying party, if, in the reasonable opinion of counsel for the indemnifying party, representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall relieve such indemnifying party of any liability to the indemnified party under this Section 1.6 only to the extent prejudicial to its ability to defend such action, but the omission so to deliver written notice to the indemnifying party shall not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 1.6. The indemnification required by this Section 1.6 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, promptly as such expense, loss, damage or liability is incurred, and upon receipt by the indemnifying party of such documentation as it may reasonably request.

              (d) To the extent any indemnification by an indemnifying party is prohibited or limited by law, the indemnifying party agrees to make the maximum contribution with respect to any amounts for which it would otherwise be liable under this Section 1.6 to the extent permitted by law, PROVIDED that (i) no contribution shall be made under circumstances where the maker would not have been liable for indemnification under the fault standards set forth in this
Section 1.6, (ii) no seller of Registrable Securities guilty of fraudulent misrepresentation (within the meaning of section 11(f) of the Securities Act) shall be entitled to contribution from any seller of Registrable Securities who was not guilty of such fraudulent misrepresentation and (iii) contribution by any seller of Registrable Securities shall be limited in amount to the net amount of proceeds received by such seller from the sale of such Registrable Securities.

         1.7 ASSIGNABILITY. This Agreement is not transferable or assignable by Images Partners, LP; PROVIDED, THAT, the rights to have FI register Images Partners, LP's Registrable Securities pursuant to section 1 of this Agreement may be assigned by Images Partners, LP to transferees or assignees of such securities provided FI is, within a reasonable time after such transfer, furnished with written notice of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being assigned; PROVIDED, FURTHER, that such assignment shall be effective only if immediately following such transfer the further disposition of such securities by the transferee or assignee is restricted under the Securities Act and the transferee agrees that the further transfer or assignment of the securities shall be made only in accordance with all applicable laws.

    2. NOTICES. All notices and other communications under this Agreement shall be in writing and may be given by any of the following methods: (a) personal delivery, (b) facsimile transmission, (c) registered or certified mail, postage prepaid, return receipt requested or (d) overnight delivery service. Notices shall be sent to the appropriate party at its, his or her address or facsimile number given below (or at such other address or facsimile number for that party as shall be specified by notice given under this section 2):

              if to FI, to it at:

                   Faroudja, Inc.
                   750 Palomar Avenue
                   Sunnyvale, California 94086
                   Attention:  Michael Moone, President
                   Fax:  (408) 735-8571
              with a copy to:

                   Buchalter, Nemer, Fields & Younger
                   601 South Figueroa Street
                   Suite 2400
                   Los Angeles, California 90017-5704
                   Attention:  Mark A. Bonenfant, Esq.
                   Fax:  (213) 896-0400

              if to Images Partners, LP, to it at:

                   the address of such party set forth on the signature page of this Agreement

         All such notices and communications shall be deemed received upon (a) actual receipt by the addressee, (b) actual delivery to the appropriate address or (c) in the case of a facsimile transmission, upon transmission by the sender and issuance by the transmitting machine of a confirmation slip confirming that the number of pages constituting the notice have been transmitted without error. In the case of notices sent by facsimile transmission, the sender shall contemporaneously mail a copy of the notice to the addressee at the address provided for above. However, such mailing shall in no way alter the time at which the facsimile notice is deemed received.

    3. GOVERNING LAW. This agreement shall be governed by and construed in accordance with the law of the State of California applicable to agreements made and to be performed wholly in California.

    4. SEPARABILITY. If any provision of this Agreement is invalid or unenforceable, the balance of this agreement shall remain in effect, and if any provision is inapplicable to any person or circumstance, it shall nevertheless remain applicable to all other persons and circumstances.

    5. COUNTERPARTS. This Agreement may be executed in counterparts, each of which shall be considered an original, but all of which together shall constitute the same instrument.

    IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first written above.

                             FAROUDJA, INC.,
                             a Delaware corporation


                             By:  /s/ Michael Moone
                                ----------------------------------------------
                                  Michael Moone,
                                  President



                             IMAGES PARTNERS, LP


                             By:  /s/ Kevin Kimberlin
                                ----------------------------------------------
                                  Name:     Kevin Kimberlin
                                  Title:    General Partner

                             Address:       535 Madison Avenue,
                                            18th Floor
                                            Attention:  Kevin Kimberlin,
                                            General Partner
                             Fax:           (212) 751-3483

                            REGISTRATION RIGHTS AGREEMENT



    The parties to this Registration Rights Agreement (the "Agreement"), effective as of December 31, 1996, are Faroudja, Inc., a Delaware corporation ("FI") and Roger K. Baumberger as Liquidating Trustee for Faroudja Images, Inc. ("Liquidating Trustee").

    WHEREAS, certain investors ("Investors") entered into that certain Subscription Agreement ("Subscription Agreement") with Faroudja Images, Inc., a Delaware corporation ("FII") wherein those Investors purchased FII Common Stock and were granted, among other things, registration rights in the event that FII, including all successors and assigns of FII by way of merger or otherwise, completes an initial public offering of its stock prior to March 8, 1999;

    WHEREAS, concurrent with the merger of Faroudja Research Enterprises, Inc., a California corporation ("FRE") with and into Faroudja Laboratories, Inc., a California corporation ("FLI"), and the merger of Faroudja Acquisition, Inc., a California corporation and indirect wholly-owned subsidiary of FLI, with and into FLI (collectively, the "Mergers"), with FLI surviving the Mergers as a wholly-owned subsidiary of FI, Faroudja Images, Inc., a Delaware corporation ("FII") liquidated effective December 31, 1996 and the assets of FII, including options to purchase certain shares of FLI and FRE held by Y&I, were distributed to the Liquidating Trustee to be distributed at a later date to the FII shareholders;

    WHEREAS, the Liquidating Trustee is holding and may continue to hold shares of FI common stock;

    WHEREAS, Yves Faroudja and Isabell Faroudja (collectively, "Y&I"), FI, FII, Adelson Investors, LLC, Images Partners, LP and the Liquidating Trustee (Adelson Investors, LLC, Images Partners, LP and the Liquidating Trustee are collectively known herein as the "FI Shareholders") entered into that certain Amended and Restated Option to Purchase Shares of Common Stock of Faroudja, Inc. as of December 31, 1996, restating certain rights of FII and Y&I, and confirming the transfer of assets by FII to the Liquidating Trustee, which assets will be distributed at a later date to the FII shareholders;

    WHEREAS Y&I, FI and the FI Shareholders entered into that certain Registration and Shareholders Right Agreement of even date, restating certain registration rights of Y&I that were originally set forth in that certain Shareholders Agreement entered into on March 8, 1996, by and between FII, FLI, FRE and Y&I, which agreement was terminated pursuant to that certain Mutual Termination of Shareholders Agreement, dated December 30, 1996, by and between FII, FLI, FRE and Y&I; and

    WHEREAS, the parties desire to enter into this Agreement to restate and amend certain registration and other rights granted to the Liquidating Trustee, as successor to the Investors, which rights were originally set forth in the Subscription Agreement;

    NOW, THEREFORE, IT IS HEREBY AGREED AS FOLLOWS:

    1.   REGISTRATION RIGHTS.

         1.1 DEFINITIONS. As used in this Section 1, the following terms shall have the following meanings:

              (a) "register", "registered" and "registrations refer to a registration effected by preparing and filing a registration statement or statements or similar documents in compliance with the Securities Act and the declaration or ordering of effectiveness of such registration statement or document by the SEC;

              (b) "Registrable Securities" means (i) the common stock held by the Liquidating Trustee, and (ii) any common stock of FI issued as a dividend or other distribution with respect to, or in exchange for or in replacement of such common stock, excluding in all cases, however, any Registrable Securities sold by the Liquidating Trustee in a transaction in which its registration rights under this Agreement are not assigned;

              (c)  "SEC" shall mean the Securities and Exchange Commission; and

              (d) "Securities Act" shall mean the Securities Act of 1933, as amended, or any similar federal statute and the rules and regulations of the SEC thereunder, all as the same shall be in effect at the time.

         1.2  REGISTRATION.

              (a) FI shall use all reasonable efforts to effect an initial registered public offering of its stock pursuant to a registration statement filed with the SEC under the Securities Act ("IPO"), and the parties shall cooperate in structuring any such public offering.

              (b) In the event that FI (which, for all purposes of this section 1 (including, without limitation, section 1.2(c)), includes all successors and assigns of FI by way of merger or otherwise) completes an IPO prior to March 8, 1999, FI shall prepare and file, not later than 180 days after the closing date of the IPO, a registration statement under the Securities Act to permit resales of the Registrable Securities; provided, however that the Liquidating Trustee may inform the Company in writing that it wishes to exclude all or a portion of its Registrable Securities from such registration. If the Liquidating Trustee elects to exclude its Registrable Securities from such registration it will have no further rights to have such Registrable Securities registered by the Company.

              (c) If FI does not complete an IPO prior to March 8, 1999, FI shall prepare and file, upon the request of the holders of a majority of the common stock of FI, a registration statement under the Securities Act to permit resales of all the shares of common stock of FI; PROVIDED, HOWEVER, that the Liquidating Trustee may inform FI in writing that it wishes to exclude all or a portion of its Registrable Securities from such registration.

              (d) FI is obligated to effect only one registration pursuant to this Agreement.

              (e) In connection with an IPO, the Liquidating Trustee agrees that, without the prior written consent of FI, the Liquidating Trustee shall not offer, sell, contract to sell or otherwise dispose of any Registrable Securities for and during the period beginning on the date that an underwriting agreement is executed with respect to such offering and continuing to and including 180 days after the date of the prospectus included in the registration statement under the Securities Act for such offering.

         1.3 OBLIGATIONS OF FI. When required under this Agreement to effect the registration of the Registrable Securities, FI shall, as expeditiously as reasonably possible:

              (a) prepare and file with the SEC a registration statement or similar documents (the "Registration Statement') with respect to all Registrable Securities, other than any Registrable Securities excluded pursuant to section 1.2(b), and use its best efforts to keep the Registration Statement effective at all times until March 8, 1999, which Registration Statement (including any amendments or supplements thereto and prospectuses contained therein) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading;

              (b) prepare and file with the SEC such amendments (including post effective amendments) and supplements to the Registration Statement and the prospectus used in connection with the Registration Statement as may be necessary to keep the Registration Statement effective at all times until March 8, 1999, and to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by the Registration Statement;

              (c) furnish promptly to the Liquidating Trustee such numbers of copies of a prospectus, including a preliminary prospectus, and all amendments and supplements thereto, in conformity with the requirements of the Securities Act, and such other documents as the Liquidating Trustee may reasonably request in writing in order to facilitate the disposition of the Registrable Securities;

              (d) use its best efforts to register and qualify the securities covered by the Registration Statement under such securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Liquidating Trustee, and to prepare and file in those jurisdictions such amendments (including post-effective amendments) and supplements and to take such other actions as may be necessary to maintain such registration and qualification in effect at all times until March 8, 1999, and to take all other actions necessary or advisable to enable the disposition of such securities in such jurisdictions, provided that FI shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions or to provide any undertaking or make any change in its charter or bylaws that its Board of Directors determines to be contrary to the best interests of FI and its stockholders;

              (e) enter into and perform its obligations under an underwriting agreement, in usual and customary form, including, without limitation, customary indemnification and contribution obligations, with the managing underwriter of such offering. The Liquidating Trustee hereby agrees to enter into and perform its customary obligations under any such agreement, including, without limitation, customary indemnification and contribution obligations;

              (f) notify the Liquidating Trustee at any time when a prospectus relating to Registrable Securities covered by the Registration Statement is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in the Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing. FI shall promptly amend or supplement the Registration Statement to correct any such untrue statement or omission;

              (g) notify the Liquidating Trustee of the issuance by the SEC of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose. FI shall make every reasonable effort to prevent the issuance of any stop order and, if any stop order is issued, to obtain the lifting thereof at the earliest possible time;

              (h) permit a single firm of counsel designated as selling stockholders' counsel by the holders of a majority in interest of the Registrable Securities and other FI shares included in such registration to review the Registration Statement and all amendments and supplements thereto a reasonable period of time prior to their filing, and shall not file any document in a form to which such counsel reasonably objects;

              (i) at the request of the Liquidating Trustee, furnish on the date that Registrable Securities are delivered to the underwriters for sale in connection with a registration pursuant to this Agreement (i) an opinion, dated such date, of the counsel representing FI for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering, addressed to the underwriters and (ii) a letter, dated such date, from the independent certified public accountants of FI, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the underwriters;

              (j) make available for inspection by the Liquidating Trustee, any underwriters participating in the offering pursuant to the registration and the counsel, accountants or other agents retained by the Liquidating Trustee or any such underwriter, all pertinent financial and other records, corporate documents and properties of FI and cause FI's officers, directors and employees to supply all information reasonably requested by the Liquidating Trustee or any such underwriters in connection with the registration;

              (k) if the common stock is then listed on a national securities exchange, use its best efforts to cause the Registrable Securities to be listed on such exchange. If the common stock is not then listed on a national securities exchange, use its best efforts to facilitate the reporting of the Registrable Securities on NASDAQ;

              (l) provide a transfer agent and registrar, which may be a single entity, for the Registrable Securities not later than the effective date of the Registration Statement;

              (m) take all actions reasonably necessary to facilitate the timely preparation and delivery of certificates (not bearing any legend restricting the sale or transfer of such securities) representing the Registrable Securities to be sold pursuant to the Registration Statement and to enable such certificates to be in such denominations and registered in such names as the Liquidating Trustee or any underwriters may reasonably request; and

              (n) take all other reasonable actions necessary to expedite and facilitate the registration of the Registrable Securities pursuant to the Registration Statement.

         1.4 FURNISH INFORMATION. It shall be a condition precedent to the obligations of FI to take any action pursuant to this Section 1 with respect to the Liquidating Trustee that the Liquidating Trustee shall furnish to FI such information regarding itself, the Registrable Securities held by it, and the intended method of disposition of such securities as shall be reasonably required to effect the registration of the Registrable Securities and shall execute such documents in connection with such registration as FI may reasonably request.

         1.5 EXPENSES OF REGISTRATION. All expenses other than underwriting discounts and commissions incurred in connection with registration filings or qualifications pursuant to this Section 1, including, without limitation, all registration, listing, filing and qualification fees, printers and accounting fees, the fees and disbursements of counsel for FI and the reasonable fees and disbursements of the firm of counsel designated in accordance with
Section 1.3(h) shall be borne by FI.

         1.6 INDEMNIFICATION. In the event any Registrable Securities are included in a Registration Statement under this Agreement:

              (a) To the extent permitted by law, FI shall indemnify and hold harmless the Liquidating Trustee who signs the Registration Statement, any underwriter (as defined in the Securities Act) for the Liquidating Trustee and each person, if any, who controls any such underwriter within the meaning of the Securities Act or the Securities Exchange Act of 1934 (the "1934 Act"), against any losses, claims, damages, expenses or liabilities (joint or several) to which any of them may become subject under the Securities Act, the 1934 Act or otherwise, insofar as such losses, claims, damages, expenses or liabilities (or actions or proceedings, whether commenced or threatened, in respect thereof arise out of or are based upon any of the following statements, omissions or violations (collectively, a "Violation"): (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading or (iii) any violation or alleged violation by FI of the Securities Act, the 1934 Act, any state securities law or any rule or regulation promulgated under the Securities Act, the 1934 Act or any state securities law, and FI shall reimburse the Liquidating Trustee and each such underwriter promptly as such expenses are incurred, for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability, action or proceeding; PROVIDED, HOWEVER, that the indemnity agreement contained in this Section 1.6(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action, if such settlement is effected without the consent of FI, which consent shall not be unreasonably withheld, conditioned or delayed, nor shall FI be liable in any such case for any such loss, claim, damage, liability or action to the extent that it arises out of or is based upon a Violation that occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by the Liquidating Trustee or any such underwriter, as the case may be. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Liquidating Trustee or any such underwriter or FI and shall survive the transfer of the Registrable Securities by the Liquidating Trustee.

              (b) To the extent permitted by law, the Liquidating Trustee shall indemnify and hold harmless FI, each of its directors, each of its officers who have signed the Registration Statement, each person, if any, who controls FI within the meaning of the Securities Act or the 1934 Act, any underwriter and any other stockholder selling securities pursuant to the Registration Statement or any of its directors or officers or any person who controls such holder or underwriter, against any losses, claims, damages or liabilities (jointly or severally) to which any of them may become subject under the Securities Act, the 1934 Act or other federal or state law, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by the Liquidating Trustee expressly for use in connection with such registration; and the Liquidating Trustee shall reimburse any legal or other expense reasonably incurred by any of them in connection with investigating or defending any such loss, claim, damage, liability or action; PROVIDED, HOWEVER, that the indemnity agreement contained in this Section 1.6(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action, if such settlement is effected without the consent of the Liquidating Trustee, which consent shall not be unreasonably withheld, conditioned or delayed; and PROVIDED, FURTHER, that the Liquidating Trustee shall be liable under this Section 1.6(b) for only that amount of losses, claims, damages and liabilities as does not exceed the proceeds to the Liquidating Trustee as a result of the sale of Registrable Securities pursuant to such registration.

              (c)  Promptly after receipt by an indemnified party under this
Section 1.6 of notice of the commencement of any action (including any governmental action), such indemnified party shall, if a claim in respect thereof is to be made against any indemnifying party under this Section 1.6, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent that the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume control of the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party shall have the right to retain its own counsel, with the fees and expenses to be paid by the indemnifying party, if, in the reasonable opinion of counsel for the indemnifying party, representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall relieve such indemnifying party of any liability to the indemnified party under this Section 1.6 only to the extent prejudicial to its ability to defend such action, but the omission so to deliver written notice to the indemnifying party shall not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 1.6. The indemnification required by this Section 1.6 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, promptly as such expense, loss, damage or liability is incurred, and upon receipt by the indemnifying party of such documentation as it may reasonably request.

              (d) To the extent any indemnification by an indemnifying party is prohibited or limited by law, the indemnifying party agrees to make the maximum contribution with respect to any amounts for which it would otherwise be liable under this Section 1.6 to the extent permitted by law, PROVIDED that
(i) no contribution shall be made under circumstances where the maker would not have been liable for indemnification under the fault standards set forth in this
Section 1.6, (ii) no seller of Registrable Securities guilty of fraudulent misrepresentation (within the meaning of section 11(f) of the Securities Act) shall be entitled to contribution from any seller of Registrable Securities who was not guilty of such fraudulent misrepresentation and (iii) contribution by any seller of Registrable Securities shall be limited in amount to the net amount of proceeds received by such seller from the sale of such Registrable Securities.

         1.7 ASSIGNABILITY. This Agreement is not transferable or assignable by the Liquidating Trustee; PROVIDED, THAT, the rights to have FI register the Liquidating Trustee's Registrable Securities pursuant to section 1 of this Agreement may be assigned by the Liquidating Trustee to transferees or assignees of such securities provided FI is, within a reasonable time after such transfer, furnished with written notice of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being assigned; PROVIDED, FURTHER, that such assignment shall be effective only if immediately following such transfer the further disposition of such securities by the transferee or assignee is restricted under the Securities Act and the transferee agrees that the further transfer or assignment of the securities shall be made only in accordance with all applicable laws.

    2. NOTICES. All notices and other communications under this Agreement shall be in writing and may be given by any of the following methods:
(a) personal delivery, (b) facsimile transmission, (c) registered or certified mail, postage prepaid, return receipt requested or (d) overnight delivery service. Notices shall be sent to the appropriate party at its, his or her address or facsimile number given below (or at such other address or facsimile number for that party as shall be specified by notice given under this section 2):

              if to FI, to it at:

                   Faroudja, Inc.
                   750 Palomar Avenue
                   Sunnyvale, California 94086
                   Attention:  Michael Moone, President
                   Fax:  (408) 735-8571
              with a copy to:

                   Buchalter, Nemer, Fields & Younger
                   601 South Figueroa Street
                   Suite 2400
                   Los Angeles, California 90017-5704
                   Attention:  Mark A. Bonenfant, Esq.
                   Fax:  (213) 896-0400

              if to the Liquidating Trustee, to him at:

                   the address of such party set forth on the signature page of this Agreement

         All such notices and communications shall be deemed received upon
(a) actual receipt by the addressee, (b) actual delivery to the appropriate address or (c) in the case of a facsimile transmission, upon transmission by the sender and issuance by the transmitting machine of a confirmation slip confirming that the number of pages constituting the notice have been transmitted without error. In the case of notices sent by facsimile transmission, the sender shall contemporaneously mail a copy of the notice to the addressee at the address provided for above. However, such mailing shall in no way alter the time at which the facsimile notice is deemed received.

    3. GOVERNING LAW. This agreement shall be governed by and construed in accordance with the law of the State of California applicable to agreements made and to be performed wholly in California.

    4. SEPARABILITY. If any provision of this Agreement is invalid or unenforceable, the balance of this agreement shall remain in effect, and if any provision is inapplicable to any person or circumstance, it shall nevertheless remain applicable to all other persons and circumstances.

    5. COUNTERPARTS. This Agreement may be executed in counterparts, each of which shall be considered an original, but all of which together shall constitute the same instrument.

    IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first written above.

                             FAROUDJA, INC.,
                             a Delaware corporation


                             By:  /s/ Michael Moone
                                ----------------------------------------------
                                  Michael Moone,
                                  President



                             s/ Roger K. Baumberger
                             -------------------------------------------------
                             Roger K. Baumberger, as Liquidating Trustee for Faroudja Images, Inc.
                             Address:  535 Madison Avenue, 18th Floor
                                       New York, NY 10022

                             Fax:      (212) 751-3483


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